                            OPTION PURCHASE AGREEMENT


         This AGREEMENT entered into this 22nd day of November, 1996 by and between Jay L. Botchman, of Greenwich, Connecticut (the "Seller") and Franklin Mutual Advisers, Inc., a Delaware corporation with its principal executive offices in North Hills, New Jersey, as agent for its advisory clients set forth on Schedule 1 (the "Buyer").

                               W I T N E S S E T H

         WHEREAS, the Seller is the owner of options to purchase Four Million One Hundred Forty Thousand (4,140,000) shares of the Voting Common Stock of Cityscape Financial Corp., a Delaware corporation with its principal executive offices in Elmsford, New York (the "Corporation"); and

         WHEREAS, the Seller desires to sell and the Buyer desires to purchase said options, upon the terms and conditions set forth in this Agreement,

         NOW THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                          SALE AND PURCHASE OF OPTIONS

         1.1 Transfer of Options. On the Closing Date and subject to the terms and conditions of this Agreement, the Buyer, in reliance upon the representations and warranties made by the Seller herein, shall acquire from the Seller, and the Seller, in reliance upon the representations and warranties made by the Buyer herein, shall transfer and convey to the Buyer, all his right title and interest in and under those three certain Option Agreements between Seller and Asher Fensterheim, Robert Grosser, and Robert C. Patent, respectively, attached hereto as Exhibits A, B and C ("Options") to purchase an aggregate, as adjusted for stock splits, of Four Million One Hundred Forty Thousand (4,140,000) shares of the Voting Common Stock of the Corporation (the "Shares''). Seller shall satisfy his obligations under this paragraph by delivering to the Buyer on the Closing Date executed Assignments of Rights and Consent to Assignment ("Assignments") in the form attached hereto as Exhibits D, E, and F. The Assignments will be held by Graeme W. Bush, Esq. in escrow, to be delivered to Buyer at Closing upon fulfillment by Buyer of all the conditions of closing set forth in this Agreement.

         1.2 Purchase Price. The purchase price for the Options is Eighty-Two Million Eight Hundred Thousand Dollars ($82,800,000) (the "Purchase Price"). The entire balance of the Purchase Price shall be paid by wire transfer by the Buyer on the Closing Date of good funds in the amount of the Purchase Price to an account to be designated by Seller in writing in advance of the Closing.

                                    ARTICLE 2
                   REPRESENTATION AND WARRANTIES OF THE SELLER

         The Seller represents and warrants to the Buyer as follows:

         2.1 Authority. The Seller has full power and authority to transfer and assign the Options on the terms set forth above.

         2.2 Good Title. The Seller has good and marketable title to the Options, free and clear of any claims, liens and encumbrances. Upon exercise of the Option by Buyer, Buyer will be delivered good and marketable title to the Shares, free and clear of any claims, liens and encumbrances.

         2.3 Compliance. Neither the execution and delivery of this Agreement nor the compliance with the terms and provisions hereof by the Seller will result in the material breach of any statute or regulation applicable to the Seller, or any administrative or court order or decree, or any agreement or other instrument to which the Seller is a party, or by which the Seller is or may be bound, or constitute an event of default thereunder, or with the lapse of time or the giving of notice or both will constitute an event of default thereunder by the Seller.

         2.4 Enforceability of Agreement. The terms and conditions of this Agreement are valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject only to applicable bankruptcy, moratorium and other laws generally affecting the rights and remedies of creditors and other limitations of equitable principals.

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         The Buyer represents and warrants to the Seller as follows:

         3.1 Authority. The Buyer has full power and authority to purchase and own the Options and to perform its obligations hereunder.

         3.2 Compliance. Neither the execution of this Agreement nor the compliance with the terms and provisions hereof by the Buyer will result in the material breach of any statute or regulation applicable to the Buyer or any administrative or court order or decree, or any agreement or other instrument to which the Buyer is a party, or by which the Buyer is or may be bound, or constitute an event of default thereunder, or with the lapse of time or the giving of notice or both will constitute an event of default thereunder by the Buyer. The notification requirements of 15 U.S.C. Section 18a are not triggered by this Agreement or the transactions contemplated hereunder.

         3.3 Enforceability of Agreement. The terms and conditions of this Agreement are valid and binding obligations of the Buyer, enforceable against the Buyer in accordance with their respective terms, subject only to applicable bankruptcy, moratorium and other laws generally affecting the rights and remedies of creditors and other limitations of equitable principals.

          3.4 Investment. Buyer is acquiring the Options for investment as agent for Buyer's advisory clients set forth on Schedule 1 hereto, and not with the view to, or for resale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"). Buyer understands that, except in connection with the Registration Rights Agreement dated November 22, 1996, the Options and the Shares have not been, and will not be registered under this Securities Act. Buyer acknowledges that Seller has not made and is not making, nor has Buyer relied upon, any oral or written representations or warranties with respect to the Corporation, the Options of the Shares except as set forth in this Agreement.

                                    ARTICLE 4
                                    CLOSING

          4.1 Closing. The closing (the "Closing") of the purchase and sale of the Options shall be held on January 7, 1997, or as soon thereafter as all required governmental approvals shall have been obtained, unless the Buyer and the Seller agree otherwise. The Closing shall be held on such date (the "Closing Date") at the offices of the Corporation or at such other place as may be mutually agreed upon by the parties.

          4.2 Closing Documents to be Delivered by the Seller. At the Closing, the Seller shall deliver to the Buyer executed Assignments in the form attached as Exhibits D, E, and F.

                                   ARTICLE 5
                       CONDITIONS PRECEDENT TO PERFORMANCE

         5.1 Conditions Precedent to the Buyer's Performance. The obligations of the Buyer to purchase the Options under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set forth in this
Section 5.1. The Buyer may waive in writing any or all of these conditions in whole or in part; provided, however, that no such waiver of a condition shall constitute a waiver by the Buyer of any of its other rights or remedies, at law or in equity, if the Seller shall be in default of any of its representations, warranties or covenants under this Agreement.

                  a. All representations, warranties and covenants of the Seller set forth in this Agreement shall be true and correct as of the Closing Date as if made on that Date.

                  b. The Seller shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Seller on or before the Closing Date.

                  c. The Seller shall deliver to the Buyer at the Closing all of the documents required to be delivered pursuant to Section 4.2 of this Agreement.

                  d. Certificates for the Shares, together with an assignment or other instrument of conveyance satisfactory to Buyer to transfer said certificates to Buyer upon exercise of the Option, will be available and delivered to Buyer in the event Buyer exercises the Option at the Closing.

                  e. All required governmental approvals shall have been obtained, and no action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date. All parties agree to cooperate in obtaining any required governmental approvals.

         5.2 Conditions Precedent to the Seller's Performance. The obligations of the Seller to sell and transfer the Options under this Agreement are subject to the satisfaction, at or before the Closing, of all the conditions set forth in Section 5.2. The Seller may waive in writing any or all of these conditions in while or in part; provided, however, that no such waiver of a condition shall constitute a waiver by the Seller of any of its other rights or remedies, at law or in equity, if the Buyer shall be in default of any of its representations, warranties, or covenants under this Agreement.

                  a. All representations, warranties and covenants of the Buyer set forth in this Agreement shall be true and correct as of the Closing Date as if made on that Date.

                  b. The Buyer shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer on or before the Closing Date.

                  c. The Buyer shall deliver to the Seller at the Closing the Purchase Price as required pursuant to Section 1.2 of the Agreement.

                  d. All required governmental approvals shall have been obtained, and no action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transactions contemplated by this Agreement or to its consummation, shall have been instituted or threatened on or before the Closing Date. All parties agree to cooperate in obtaining any required governmental approvals.

                                    ARTICLE 6
                                 INDEMNIFICATION

         Each of the Seller and the Buyer (the "Indemnifying Party") covenants and agrees to defend, indemnify and hold the other party hereto (the "Indemnified Party") harmless from and against any loss, liability, damage, claim, action, suit, demand, judgment or expense (including reasonable legal and other fees and charges at all levels and in all proceedings) incurred or sustained by the Indemnified Party arising out of, resulting from or attributable to any misrepresentation or breach of any agreement, representation, warranty or covenant given or made by the Indemnifying Party in this Agreement. The Indemnified Party shall be entitled to participate, directly or through its authorized representative, at its cost and expense, in the conduct of any negotiations relating to the settlement of any claim giving rise to the Indemnified Party's right to indemnification hereunder. The indemnification obligations herein shall survive for a period of one (1) year from the date hereof.

                                    ARTICLE 7
                                  MISCELLANEOUS

         7.1 Brokerage Fees. Each party hereto represents and warrants to the other that no broker is entitled to any commission or similar fee in connection with the making and carrying out of this Agreement.

         7.2 Effectiveness. This Agreement supersedes any and all agreements, if any, previously made between the parties relating to the subject matter hereof, and there are no understandings or agreements other than those included herein.

         7.3 Non-Waiver. No delay or failure on the part of either party in exercising any right hereunder, and no partial or singular exercise of a right hereunder, shall constitute a waiver of such right or of any other right hereunder.

         7.4 Headings. Headings in this Agreement are for convenience only and are not to be used for interpreting or construing any provision hereof.

         7.5 Governing Laws; Venue. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of New York without giving effect to the rules of conflicts of laws contained therein.

         7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         7.7 Binding Nature. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, successors and assigns, including without limitation the estates of the Seller and the Buyer, respectively.

         7.8 Expenses. Except as otherwise expressly provided herein, each party shall pay all of its own expenses incidental to the negotiation and preparation of the documentation relating to this Agreement and the execution and performance hereof, irrespective of whether the transactions contemplated hereby shall be consummated.

         7.9 Amendment: Successors and Assigns. This Agreement shall not be amended or modified unless such amendment or modification is in writing and is signed by all of the parties hereto. Neither party may assign any of its rights, obligations, or liabilities arising hereunder without the prior written consent of the other, and any such assignment or attempted assignment shall be null and void.

         7.10 Third Party Beneficiaries. Except for their proper heirs, successors and assigns, the parties hereto intend that no third party shall have any rights or claims by reason of this Agreement or the transactions contemplated hereby.

         7.11 Rules of Construction. The normal rules of construction which require the terms of an agreement to be construed most strictly against the drafter of such an agreement are hereby waived and relinquished by each party.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                    SELLER:


                                    /s/  Jay L. Botchman
                                    __________________________________________
                                    Jay L. Botchman


                                    Buyer:   Franklin Mutual Advisers, Inc., as
                                             Agent for Advisory Clients on
                                             Schedule 1


                                    By:_______________________________________

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                    SELLER:



                                    __________________________________________
                                    Jay L. Botchman


                                    Buyer:   Franklin Mutual Advisers, Inc., as
                                             Agent for Advisory Clients on
                                             Schedule 1

                                         /s/ Peter A. Langerman
                                    By:_______________________________________

                                   SCHEDULE I



Advisory Client                             Number of Shares Being Purchased

Mutual Shares Fund:                                     1,311,000
Mutual Qualified Fund:                                    861,000
Mutual Beacon Fund                                        987,000
Mutual Discovery Fund                                     593,000
Mutual European Fund:                                      88,000
The Orion Fund Limited:                                   280,000
Mutual Shares Securities Fund:                             12,000
Mutual Discovery Securities Fund:                           8,000

                                OPTION AGREEMENT

         This OPTION AGREEMENT is entered into as of March 10, 1995 by and between Asher Fensterheim ("Optionor") and Jay L. Botchman ("Optionee").

         WHEREAS, Optionor is the owner of 1,330,000 shares of the common stock, par value $.01 per share, of Cityscape Financial Corp., a Delaware corporation (the "Corporation"); and

         WHEREAS, Optionee has provided consulting services to the Corporation and to its wholly owned subsidiary Cityscape Corp. in the past and will continue to do so in the future; and

         WHEREAS, as a shareholder of the Corporation, Optionor derives indirect benefits from the consulting services provided to the Corporation and Cityscape Corp. by Optionee; and

         WHEREAS, Optionor desires to grant to Optionee and Optionee desires to acquire from Optionor, an option to purchase up to 345,000 shares of the common stock of the Corporation, par value $.01 per share (the "Common Stock"), held by Optionor on the terms and conditions of this Agreement;

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

                  1. Grant of Option. Optionor hereby grants to Optionee the right and option (the "Option") to purchase, on the terms and conditions herein set forth, up to 345,000 shares of the Common Stock held by Optionor.

                  2. Term of Option. The term of the Option shall commence on July 1, 1996, and all rights to purchase shares thereunder shall cease at 11:59 P.M., Eastern Standard Time, five years from the date hereof.

                  3. Purchase Price. The purchase price of the shares of Common Stock covered by the Option (the "Purchase Price") shall be Five Dollars ($5.00) per share.

                  4. Exercise of Option. Subject to the terms and conditions of this Agreement, Optionee may exercise the Option during the term thereof by giving written notice to Optionor at the address set forth under Optionor's signature below. Such notice shall state the election to exercise the Option and the number of shares of Common Stock as to which the Option is being exercised, and shall be accompanied by full payment in cash or certified check of the full Purchase price for the number of shares of Common Stock as to which the Option is being exercised, as provided in Section 3 above. The Option may be exercised in whole or in part. Upon receipt of the notice of election and payment of the Purchase Price, Optionor shall cause certificates for the shares subject to the Option to be issued in the name of Optionee. Until such time as the Option is exercised, Optionor shall have the entire beneficial ownership in such shares, including without limitation, all voting rights relating to the shares, and the right to receive any dividends or other distributions relating thereto.

         5. Restricted Stock. The shares of Common Stock that are subject to the Option are restricted, and the certificates evidencing such shares bear the following legend:

              The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution or resale. They may not be mortgaged, pledged, hypothecated, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the corporation that registration is not required under such Act.

         The Optionee acknowledges that any certificates evidencing shares obtained by the Optionee upon the exercise of this Option shall bear the same or a similar legend.

         6. Adjustments. The number and class of shares subject to the Option, and the Purchase Price per share (but not the total Purchase Price), shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock, without receipt of consideration by the Corporation, that results from a split-up or consolidation of shares, payment of a stock dividend, a recapitalization, a combination of shares or other like capital adjustment, or upon a merger, consolidation or reorganization of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, so that, upon exercise of the Option, Optinee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the Option is being exercised on the date of such change or increase or decrease in the number of shares of Common Stock or on the effective date of such merger, consolidation or reorganization. No fractional shares shall be issued under the Option.

         7. Shares Free and Clear. All shares of Common Stock purchased by Optionee pursuant to the exercise of the Option shall be delivered by Optionor free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the shares imposed under applicable securities laws), and Optionee shall acquire full and complete title and right to all of such shares free and clear of all claims, liens and encumbrances of every nature (except the provisions of this agreement and any conditions concerning the shares imposed under applicable securities laws).

         8. Representations and Warranties of Optionee. Optionee represents and warrants to Optionor that the Option and any shares that may be acquired upon exercise of the Option are being acquired by him for investment for his account and not with a view to disposition in connection with a resale or other disposition thereof and that he is an "accredited investor" within the definition thereof set forth in Rule 501(a) of the Securities Act of 1933.

         9. Representations and Warranties of Optionor. Optionor represents and warrants to Optionee that the execution, delivery and performance of this Agreement by the Optionor and the consummation by him of the transactions contemplated hereby do not require the consent, waiver, approval, license or authorization of or any filing with any person or public authority, except as may be required by applicable securities laws and will not violate or result in a breach of any agreement, contract, instrument, judgment, decree or order to which he is a party or by which he is bound.

         10. Specific Performance. The parties hereto acknowledge that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining the amount of damages that would be suffered by Optionee in the event of breach of this Agreement by Optionor. Therefore, Optionor agrees that Optionee may obtain specific performance of this Agreement and injunctive relief against any breach hereof.

         11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by United States certified or registered mail, postage prepaid, to the parties or their assignees at the addresses set forth under the signatures below (or such other address as shall be given in writing by either party to the other).

         12. Binding Obligations. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, successors and permitted assigns.

         13. Applicable Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (but not including the choice of law rules thereof).

         14. Entire Agreement. This instrument contains the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended only by an agreement in writing signed by both of the parties hereto.

         15. Effect of Headings. The descriptive headings contained herein are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         16. Assignment. Neither party hereto may assign any of his rights or obligations under this Agreement without the prior written consent of the other party hereto.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first hereinabove set forth.



                                                     /s/  Asher Fensterheim
                                                     ___________________________
                                                     Asher Fensterheim
                                                     300 Martine Avenue
                                                     White Plains, N.Y. 10601


                                                     /s/  Jay L. Botchman
                                                     ___________________________
                                                     Jay L. Botchman
                                                     63 Byram Shore
                                                     Greenwich, CT 06830

                                OPTION AGREEMENT

         This OPTION AGREEMENT is entered into as of March 10, 1995 by and between Robert C. Patent ("Optionor") and Jay L. Botchman ("Optionee").

         WHEREAS, Optionor is the owner of 1,380,000 shares of the common stock, par value $.01 per share, of Cityscape Financial Corp., a Delaware corporation (the "Corporation"); and

         WHEREAS, Optionee has provided consulting services to the Corporation and to its wholly owned subsidiary Cityscape Corp. in the past and will continue to do so in the future; and

         WHEREAS, as a shareholder of the Corporation, Optionor derives indirect benefits from the consulting services provided to the Corporation and Cityscape Corp. by Optionee; and

         WHEREAS, Optionor desires to grant to Optionee and Optionee desires to acquire from Optionor, an option to purchase up to 345,000 shares of the common stock of the Corporation, par value $.01 per share (the "Common Stock"), held by Optionor on the terms and conditions of this Agreement;

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

         1. Grant of Option. Optionor hereby grants to Optionee the right and option (the "Option") to purchase, on the terms and conditions herein set forth, up to 345,000 shares of the Common Stock held by Optionor.

         2. Term of Option. The term of the Option shall commence on July 1, 1996, and all rights to purchase shares thereunder shall cease at 11:59 P.M., Eastern Standard Time, five years from the date hereof.

         3. Purchase Price. The purchase price of the shares of Common Stock covered by the Option (the "Purchase Price") shall be Five Dollars ($5.00) per share.

         4. Exercise of Option. Subject to the terms and conditions of this Agreement, Optionee may exercise the Option during the term thereof by giving written notice to Optionor at the address set forth under Optionor's signature below. Such notice shall state the election to exercise the Option and the number of shares of Common Stock as to which the Option is being exercised, and shall be accompanied by full payment in cash or certified check of the full Purchase price for the number of shares of Common Stock as to which the Option is being exercised, as provided in Section 3 above. The Option may be exercised in whole or in part. Upon receipt of the notice of election and payment of the Purchase Price, Optionor shall cause certificates for the shares subject to the Option to be issued in the name of Optionee. Until such time as the Option is exercised, Optionor shall have the entire beneficial ownership in such shares, including without limitation, all voting rights relating to the shares, and the right to receive any dividends or other distributions relating thereto.

         5. Restricted Stock. The shares of Common Stock that are subject to the Option are restricted, and the certificates evidencing such shares bear the following legend:

              The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution or resale. They may not be mortgaged, pledged, hypothecated, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the corporation that registration is not required under such Act.

         The Optionee acknowledges that any certificates evidencing shares obtained by the Optionee upon the exercise of this Option shall bear the same or a similar legend.

         6. Adjustments. The number and class of shares subject to the Option, and the Purchase Price per share (but not the total Purchase Price), shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock, without receipt of consideration by the Corporation, that results from a split-up or consolidation of shares, payment of a stock dividend, a recapitalization, a combination of shares or other like capital adjustment, or upon a merger, consolidation or reorganization of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, so that, upon exercise of the Option, Optionee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the Option is being exercised on the date of such change or increase or decrease in the number of shares of Common Stock or on the effective date of such merger, consolidation or reorganization. No fractional shares shall be issued under the Option.

         7. Shares Free and Clear. All shares of Common Stock purchased by Optionee pursuant to the exercise of the Option shall be delivered by Optionor free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the shares imposed under applicable securities laws), and Optionee shall acquire full and complete title and right to all of such shares free and clear of all claims, liens and encumbrances of every nature (except the provisions of this agreement and any conditions concerning the shares imposed under applicable securities laws).

         8. Representations and Warranties of Optionee. Optionee represents and warrants to Optionor that the Option and any shares that may be acquired upon exercise of the Option are being acquired by him for investment for his account and not with a view to disposition in connection with a resale or other disposition thereof and that he is an "accredited investor" within the definition thereof set forth in Rule 501(a) of the Securities Act of 1933.

         9. Representations and Warranties of Optionor. Optionor represents and warrants to Optionee that the execution, delivery and performance of this Agreement by the Optionor and the consummation by him of the transactions contemplated hereby do not require the consent, waiver, approval, license or authorization of or any filing with any person or public authority, except as may be required by applicable securities laws and will not violate or result in a breach of any agreement, contract, instrument, judgment, decree or order to which he is a party or by which he is bound.

         10. Specific Performance. The parties hereto acknowledge that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining the amount of damages that would be suffered by Optionee in the event of breach of this Agreement by Optionor. Therefore, Optionor agrees that Optionee may obtain specific performance of this Agreement and injunctive relief against any breach hereof.

         11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by United States certified or registered mail, postage prepaid, to the parties or their assignees at the addresses set forth under the signatures below (or such other address as shall be given in writing by either party to the other).

         12. Binding Obligations. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, successors and permitted assigns.

         13. Applicable Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (but not including the choice of law rules thereof).

         14. Entire Agreement. This instrument contains the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended only by an agreement in writing signed by both of the parties hereto.

         15. Effect of Headings. The descriptive headings contained herein are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         16. Assignment. Neither party hereto may assign any of his rights or obligations under this Agreement without the prior written consent of the other party hereto.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first hereinabove set forth.



                                                     /s/ Robert C. Patent
                                                     ___________________________
                                                     Robert C. Patent
                                                     44 Colby Lane
                                                     Scarsdale, N.Y. 10583


                                                     /s/  Jay L. botchman
                                                     ___________________________
                                                     Jay L. Botchman
                                                     63 Byram Shore
                                                     Greenwich, CT 06830

                                OPTION AGREEMENT

         This OPTION AGREEMENT is entered into as of March 10, 1995 by and between Robert Grosser ("Optionor") and Jay L. Botchman ("Optionee").

         WHEREAS, Optionor is the owner of 1,380,000 shares of the common stock, par value $.01 per share, of Cityscape Financial Corp., a Delaware corporation (the "Corporation"); and

         WHEREAS, Optionee has provided consulting services to the Corporation and to its wholly owned subsidiary Cityscape Corp. in the past and will continue to do so in the future; and

         WHEREAS, as a shareholder of the Corporation, Optionor derives indirect benefits from the consulting services provided to the Corporation and Cityscape Corp. by Optionee; and

         WHEREAS, Optionor desires to grant to Optionee and Optionee desires to acquire from Optionor, an option to purchase up to 345,000 shares of the common stock of the Corporation, par value $.01 per share (the "Common Stock"), held by Optionor on the terms and conditions of this Agreement;

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

         1.Grant of Option. Optionor hereby grants to Optionee the right and option (the "Option") to purchase, on the terms and conditions herein set forth, up to 345,000 shares of the Common Stock held by Optionor.

         2. Term of Option. The term of the Option shall commence on July 1, 1996, and all rights to purchase shares thereunder shall cease at 11:59 P.M., Eastern Standard Time, five years from the date hereof.

         3. Purchase Price. The purchase price of the shares of Common Stock covered by the Option (the "Purchase Price") shall be Five Dollars ($5.00) per share.

         4. Exercise of Option. Subject to the terms and conditions of this Agreement, Optionee may exercise the Option during the term thereof by giving written notice to Optionor at the address set forth under Optionor's signature below. Such notice shall state the election to exercise the Option and the number of shares of Common Stock as to which the Option is being exercised, and shall be accompanied by full payment in cash or certified check of the full Purchase price for the number of shares of Common Stock as to which the Option is being exercised, as provided in Section 3 above. The Option may be exercised in whole or in part. Upon receipt of the notice of election and payment of the Purchase Price, Optionor shall cause certificates for the shares subject to the Option to be issued in the name of Optionee. Until such time as the Option is exercised, Optionor shall have the entire beneficial ownership in such shares, including without limitation, all voting rights relating to the shares, and the right to receive any dividends or other distributions relating thereto.

         5. Restricted Stock. The shares of Common Stock that are subject to the Option are restricted, and the certificates evidencing such shares bear the following legend:

              The shares represented by this certificate have not been registered under the Securities Act of 1933. These shares have been acquired for investment and not for distribution or resale. They may not be mortgaged, pledged, hypothecated, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933 or an opinion of counsel for the corporation that registration is not required under such Act.

         The Optionee acknowledges that any certificates evidencing shares obtained by the Optionee upon the exercise of this Option shall bear the same or a similar legend.

         6. Adjustments. The number and class of shares subject to the Option, and the Purchase Price per share (but not the total Purchase Price), shall all be proportionately adjusted in the event of any change or increase or decrease in the number of issued shares of Common Stock, without receipt of consideration by the Corporation, that results from a split-up or consolidation of shares, payment of a stock dividend, a recapitalization, a combination of shares or other like capital adjustment, or upon a merger, consolidation or reorganization of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, so that, upon exercise of the Option, Optinee shall receive the number and class of shares that he would have received had he been the holder of the number of shares of Common Stock for which the Option is being exercised on the date of such change or increase or decrease in the number of shares of Common Stock or on the effective date of such merger, consolidation or reorganization. No fractional shares shall be issued under the Option.

         7. Shares Free and Clear. All shares of Common Stock purchased by Optionee pursuant to the exercise of the Option shall be delivered by Optionor free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the shares imposed under applicable securities laws), and Optionee shall acquire full and complete title and right to all of such shares free and clear of all claims, liens and encumbrances of every nature (except the provisions of this agreement and any conditions concerning the shares imposed under applicable securities laws).

         8. Representations and Warranties of Optionee. Optionee represents and warrants to Optionor that the Option and any shares that may be acquired upon exercise of the Option are being acquired by him for investment for his account and not with a view to disposition in connection with a resale or other disposition thereof and that he is an "accredited investor" within the definition thereof set forth in Rule 501(a) of the Securities Act of 1933.

         9. Representations and Warranties of Optionor. Optionor represents and warrants to Optionee that the execution, delivery and performance of this Agreement by the Optionor and the consummation by him of the transactions contemplated hereby do not require the consent, waiver, approval, license or authorization of or any filing with any person or public authority, except as may be required by applicable securities laws and will not violate or result in a breach of any agreement, contract, instrument, judgment, decree or order to which he is a party or by which he is bound.

         10. Specific Performance. The parties hereto acknowledge that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining the amount of damages that would be suffered by Optionee in the event of breach of this Agreement by Optionor. Therefore, Optionor agrees that Optionee may obtain specific performance of this Agreement and injunctive relief against any breach hereof.

         11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, by United States certified or registered mail, postage prepaid, to the parties or their assignees at the addresses set forth under the signatures below (or such other address as shall be given in writing by either party to the other).

         12. Binding Obligations. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, successors and permitted assigns.

         13. Applicable Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York (but not including the choice of law rules thereof).

         14. Entire Agreement. This instrument contains the entire agreement of the parties with respect to the subject matter hereof. This Agreement may be amended only by an agreement in writing signed by both of the parties hereto.

         15. Effect of Headings. The descriptive headings contained herein are for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         16. Assignment. Neither party hereto may assign any of his rights or obligations under this Agreement without the prior written consent of the other party hereto.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first hereinabove set forth.



                                                      /s/ Robert Grosser
                                                     ___________________________
                                                     Robert Grosser
                                                     39 Wingate Drive
                                                     New City, N.Y. 10956


                                                      /s/ Jay L. Botchman
                                                     ___________________________
                                                     Jay L. Botchman
                                                     63 Byram Shore
                                                     Greenwich, CT 06830

                 ASSIGNMENT OF RIGHTS AND CONSENT TO ASSIGNMENT

         THIS ASSIGNMENT OF RIGHTS AND CONSENT TO ASSIGNMENT ("Assignment") is entered into as of the 7th day of January, 1997, by and between Jay L. Botchman ("Assignor"), Franklin Mutual Advisers, Inc., as agent, for its advisory clients set forth on Schedule 1 ("Assignee"), and Asher Fensterheim ("Optionor").

         WHEREAS, Assignor and Optionor have entered into an option agreement dated as of March 10, 1995 ("Option Agreement"), pursuant to which Assignor has the option ("Option"), to purchase from Optionor 1,380,000 shares ("Shares") of the Voting Common Stock of Cityscape Financial Corp. (the "Corporation"), a Delaware corporation with its principal executive offices in Elmsford, New York;

         WHEREAS, Assignor desires to transfer and assign to Assignee Assignor's right, title and interest in and to the Option, and Assignee desires to acquire Assignor's right, title and interest in and to said Option; and

         WHEREAS, Optionor consents to the transfer and assignment of Assignor's right, title and interest in and to the Option;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Assignment. Assignor hereby, grants, assigns, transfers and conveys to Assignee all of Assignor's right, title, and interest in and to the Option under the Option Agreement.

         2. Acceptance by Assignee. Assignee hereby accepts the foregoing assignment of the Option and adopts and agrees to be bound by the provisions of the Option Agreement, as modified by the terms hereof.

         3. Consent by Optionor. Optionor consents to the assignment and transfer to Assignee by Assignor of his rights under the Option Agreement on the terms set forth herein.

         4. Substitution of Assignee as Optionor. The parties agree that Assignee is substituted as the optionee under the Option Agreement with all the rights, title, interest and obligations of the optionee under the terms of the Option Agreement, as modified by the terms hereof.

         5. Modification of Option Agreement. The parties agree that the Option Agreement is modified as follows:

         a) Assignee shall have the right at any time on or after January 7, 1997, until the expiration date of the Option, to exercise the Option pursuant to paragraph 4 of the Option Agreement. Optionor represents that as of the date Assignee gives notice of election to exercise the Option, Optionor owns the Shares free and clear of all other claims, liens and encumbrances of any nature, has full power and authority to transfer title to the Shares pursuant to Assignee's exercise of the Option, and that, upon exercise of the Option, will deliver good and marketable title to the Shares free and clear of all claims, liens and encumbrances. On

                  January 7, 1997, or on such date thereafter as Assignee gives notice to Optionor of election to exercise the Option, Optionor will deliver to Assignee certificates for the Shares along with an assignment or other instrument of conveyance satisfactory to Assignee transferring said certificates to Assignee.

         b) Assignor shall be solely responsible for payment to Optionor of the purchase price for the Shares due upon exercise of the Option ("Exercise Price"). Without regard to whether Optionor has received payment for the Exercise Price, Optionor shall be obligated to deliver certificates for the Shares as required by paragraph 5(a). Optionor shall have no recourse against Assignee for payment of all or any part of the Exercise Price in the event of a default in payment of the Exercise Price by Assignor, and will look solely to Assignor for payment thereof.

         c) Notwithstanding any provisions of the Option Agreement to the contrary, Assignee may transfer Shares acquired upon exercise of the Option to affiliates of Assignee or otherwise so long as Assignee provides an opinion of counsel, acceptable to the Corporation, that any such transfer complies with the Securities Act of 1933 and all other applicable laws governing registration of the Shares.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                         /s/ Jay L. Botchman
                         _______________________________________________________
                         Jay L. Botchman, Assignor


                         /s/ Asher Fensterheim
                         _______________________________________________________
                         Asher Fensterheim, Optionor



                         _______________________________________________________
                         Franklin Mutual Advisers, Inc., as agent on behalf of its Advisory Clients on Schedule 1, Assignee

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.



                         _______________________________________________________
                         Jay L. Botchman, Assignor



                         _______________________________________________________
                         Asher Fensterheim, Optionor


                         /s/ Peter A. Langerman for FMAI
                         _______________________________________________________
                         Franklin Mutual Advisers, Inc., as agent on behalf of its Advisory Clients on Schedule 1, Assignee

                 ASSIGNMENT OF RIGHTS AND CONSENT TO ASSIGNMENT

         THIS ASSIGNMENT OF RIGHTS AND CONSENT TO ASSIGNMENT ("Assignment") is entered into as of the 7th day of January, 1997, by and between Jay L. Botchman ("Assignor"), Franklin Mutual Advisers, Inc., as agent, for its advisory clients set forth on Schedule 1 ("Assignee"), and Asher Fensterheim ("Optionor").

         WHEREAS, Assignor and Optionor have entered into an option agreement dated as of March 10, 1995 ("Option Agreement"), pursuant to which Assignor has the option ("Option"), to purchase from Optionor 1,380,000 shares ("Shares") of the Voting Common Stock of Cityscape Financial Corp. (the "Corporation"), a Delaware corporation with its principal executive offices in Elmsford, New York;

         WHEREAS, Assignor desires to transfer and assign to Assignee Assignor's right, title and interest in and to the Option, and Assignee desires to acquire Assignor's right, title and interest in and to said Option; and

         WHEREAS, Optionor consents to the transfer and assignment of Assignor's right, title and interest in and to the Option;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Assignment. Assignor hereby, grants, assigns, transfers and conveys to Assignee all of Assignor's right, title, and interest in and to the Option under the Option Agreement.

         2. Acceptance by Assignee. Assignee hereby accepts the foregoing assignment of the Option and adopts and agrees to be bound by the provisions of the Option Agreement, as modified by the terms hereof.

         3. Consent by Optionor. Optionor consents to the assignment and transfer to Assignee by Assignor of his rights under the Option Agreement on the terms set forth herein.

         4. Substitution of Assignee as Optionor. The parties agree that Assignee is substituted as the optionee under the Option Agreement with all the rights, title, interest and obligations of the optionee under the terms of the Option Agreement, as modified by the terms hereof.

         5. Modification of Option Agreement. The parties agree that the Option Agreement is modified as follows:

         a) Assignee shall have the right at any time on or after January 7, 1997, until the expiration date of the Option, to exercise the Option pursuant to paragraph 4 of the Option Agreement. Optionor represents that as of the date Assignee gives notice of election to exercise the Option, Optionor owns the Shares free and clear of all other claims, liens and encumbrances of any nature, has full power and authority to transfer title to the Shares pursuant to Assignee's exercise of the Option, and that, upon exercise of the Option, will deliver good and marketable title to the Shares free and clear of all claims, liens and encumbrances. On

                  January 7, 1997, or on such date thereafter as Assignee gives notice to Optionor of election to exercise the Option, Optionor will deliver to Assignee certificates for the Shares along with an assignment or other instrument of conveyance satisfactory to Assignee transferring said certificates to Assignee.

         b) Assignor shall be solely responsible for payment to Optionor of the purchase price for the Shares due upon exercise of the Option ("Exercise Price"). Without regard to whether Optionor has received payment for the Exercise Price, Optionor shall be obligated to deliver certificates for the Shares as required by paragraph 5(a). Optionor shall have no recourse against Assignee for payment of all or any part of the Exercise Price in the event of a default in payment of the Exercise Price by Assignor, and will look solely to Assignor for payment thereof.

         c) Notwithstanding any provisions of the Option Agreement to the contrary, Assignee may transfer Shares acquired upon exercise of the Option to affiliates of Assignee or otherwise so long as Assignee provides an opinion of counsel, acceptable to the Corporation, that any such transfer complies with the Securities Act of 1933 and all other applicable laws governing registration of the Shares.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                         /s/ Jay L. Botchman
                         _______________________________________________________
                         Jay L. Botchman, Assignor


                         /s/ Robert C. Patent
                         _______________________________________________________
                         Robert C. Patent, Optionor



                         _______________________________________________________
                         Franklin Mutual Advisers, Inc., as agent on behalf of its Advisory Clients on Schedule 1, Assignee

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                         _______________________________________________________
                         Jay L. Botchman, Assignor



                         _______________________________________________________
                         Robert C. Patent, Optionor


                         /s/ Peter A. Langerman for FMAI
                         _______________________________________________________
                         Franklin Mutual Advisers, Inc., as agent on behalf of its Advisory Clients on Schedule 1, Assignee

                 ASSIGNMENT OF RIGHTS AND CONSENT TO ASSIGNMENT

         THIS ASSIGNMENT OF RIGHTS AND CONSENT TO ASSIGNMENT ("Assignment") is entered into as of the 7th day of January, 1997, by and between Jay L. Botchman ("Assignor"), Franklin Mutual Advisers, Inc., as agent, for its advisory clients set forth on Schedule 1 ("Assignee"), and Asher Fensterheim ("Optionor").

         WHEREAS, Assignor and Optionor have entered into an option agreement dated as of March 10, 1995 ("Option Agreement"), pursuant to which Assignor has the option ("Option"), to purchase from Optionor 1,380,000 shares ("Shares") of the Voting Common Stock of Cityscape Financial Corp. (the "Corporation"), a Delaware corporation with its principal executive offices in Elmsford, New York;

         WHEREAS, Assignor desires to transfer and assign to Assignee Assignor's right, title and interest in and to the Option, and Assignee desires to acquire Assignor's right, title and interest in and to said Option; and

         WHEREAS, Optionor consents to the transfer and assignment of Assignor's right, title and interest in and to the Option;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Assignment. Assignor hereby, grants, assigns, transfers and conveys to Assignee all of Assignor's right, title, and interest in and to the Option under the Option Agreement.

         2. Acceptance by Assignee. Assignee hereby accepts the foregoing assignment of the Option and adopts and agrees to be bound by the provisions of the Option Agreement, as modified by the terms hereof.

         3. Consent by Optionor. Optionor consents to the assignment and transfer to Assignee by Assignor of his rights under the Option Agreement on the terms set forth herein.

         4. Substitution of Assignee as Optionor. The parties agree that Assignee is substituted as the optionee under the Option Agreement with all the rights, title, interest and obligations of the optionee under the terms of the Option Agreement, as modified by the terms hereof.

         5. Modification of Option Agreement. The parties agree that the Option Agreement is modified as follows:

         a) Assignee shall have the right at any time on or after January 7, 1997, until the expiration date of the Option, to exercise the Option pursuant to paragraph 4 of the Option Agreement. Optionor represents that as of the date Assignee gives notice of election to exercise the Option, Optionor owns the Shares free and clear of all other claims, liens and encumbrances of any nature, has full power and authority to transfer title to the Shares pursuant to Assignee's exercise of the Option, and that, upon exercise of the Option, will deliver good and marketable title to the Shares free and clear of all claims, liens and encumbrances. On

                  January 7, 1997, or on such date thereafter as Assignee gives notice to Optionor of election to exercise the Option, Optionor will deliver to Assignee certificates for the Shares along with an assignment or other instrument of conveyance satisfactory to Assignee transferring said certificates to Assignee.

         b) Assignor shall be solely responsible for payment to Optionor of the purchase price for the Shares due upon exercise of the Option ("Exercise Price"). Without regard to whether Optionor has received payment for the Exercise Price, Optionor shall be obligated to deliver certificates for the Shares as required by paragraph 5(a). Optionor shall have no recourse against Assignee for payment of all or any part of the Exercise Price in the event of a default in payment of the Exercise Price by Assignor, and will look solely to Assignor for payment thereof.

         c) Notwithstanding any provisions of the Option Agreement to the contrary, Assignee may transfer Shares acquired upon exercise of the Option to affiliates of Assignee or otherwise so long as Assignee provides an opinion of counsel, acceptable to the Corporation, that any such transfer complies with the Securities Act of 1933 and all other applicable laws governing registration of the Shares.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                         /s/ Jay L. Botchman
                         _______________________________________________________
                         Jay L. Botchman, Assignor


                         /s/ Robert Grosser
                         _______________________________________________________
                         Robert Grosser, Optionor



                         _______________________________________________________
                         Franklin Mutual Advisers, Inc., as agent on behalf of its Advisory Clients on Schedule 1, Assignee

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                         _______________________________________________________
                         Jay L. Botchman, Assignor



                         _______________________________________________________
                         Robert Grosser, Optionor


                         /s/ Peter A. Langerman for FMAI
                         _______________________________________________________
                         Franklin Mutual Advisers, Inc., as agent on behalf of its Advisory Clients on Schedule 1, Assignee